Ivy Funds

Supplement dated November 16, 2011 to the

Ivy Funds Prospectus

dated July 29, 2011

and as supplemented August 18, 2011 and August 31, 2011

Effective January 1, 2012, each Fund that currently imposes a redemption fee no longer will do so. Accordingly, all references in this Prospectus to redemption fees, including in the expense tables of each applicable Fund, are deleted effective as of that date.

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The following replaces the first and second sentences of the second paragraph in the “Principal Investment Strategies” section for Ivy Global Bond Fund on page 45 of the Ivy Funds prospectus:

Although the Fund invests, primarily, in investment grade securities, it may invest up to 100% of its total assets in non-investment grade bonds, commonly called junk bonds, (primarily of foreign issuers), that include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. The Fund will only invest in non-investment grade bonds if IICO deems the risks to be consistent with the Fund’s objectives.

The following replaces the third sentence of the second paragraph on page 142 of the Ivy Funds prospectus in the section entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks” for Ivy Bond Fund:

The Fund may also invest up to 20% of its total assets in foreign securities.

The following replaces the third sentence of the third paragraph on page 142 of the Ivy Funds prospectus in the section entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks” for Ivy Global Bond Fund:

The Fund, however, may invest up to 100% of its total assets in non-investment grade bonds, primarily of foreign issuers, or unrated securities determined by IICO to be of comparable quality.

The following replaces the first sentence of the third paragraph on page 144 of the Ivy Funds prospectus in the section entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks” for Ivy Limited-Term Bond Fund:

The Fund may invest up to 20% of its total assets in non-investment grade debt securities.

The following replaces the third sentence of the third paragraph on page 153 of the Ivy Funds prospectus in the section entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks” for Ivy Balanced Fund:

The Fund may invest up to 20% of its total assets in non-investment grade debt securities, which may include secured bank loans or floating rate notes.

The following is added as the last bullet point to the section entitled “Your Account – Choosing a Share Class – Sales Charge Waivers for Certain Investors – Class A shares may be purchased at NAV by:” on page 174 and 175 of the Ivy Funds prospectus:

■	Shareholders purchasing into accounts that owned shares of any Fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.

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